united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

Altegris KKR Commitments Master Fund

(Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 400 La Jolla, CA 92037

(Address of principal executive offices) (Zip code)

David P. Mathews, Senior Vice President & General Counsel , Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 400 La Jolla, CA 92037

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

Altegris KKR Commitments Master Fund

Semi-Annual Report

September 30, 2017

SUB-ADVISED BY:
StepStone Group LP
4275 Executive Square
Suite 500
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Altegris KKR Commitments Master Fund
September 30, 2017

Table of Contents

Consolidated Portfolio of Investments (Unaudited)	1
Consolidated Statement of Assets and Liabilities (Unaudited)	2
Consolidated Statement of Operations (Unaudited)	3
Consolidated Statements of Changes in Net Assets (Unaudited)	4
Consolidated Statement of Cash Flows (Unaudited)	5
Consolidated Statements of Financial Highlights (Unaudited)	6
Notes to Consolidated Financial Statements (Unaudited)	7
Supplemental Information (Unaudited)	16
Privacy Notice	20

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2017

			% of Net
Investments	Cost	Fair Value	Assets	Initial Acquisition Date
PRIVATE EQUITY (a) - 48.52%
Baring Asia III LLC. *		$2,253,601	0.62%	6/30/2016
Bridge Growth Partners (Parallel), L.P.		1,076,680	0.29%	4/1/2016
HPH Specialized International Fund I L.P.		6,874,896	1.88%	6/30/2017
KKR 2006 Fund L.P. ^		23,106,561	6.30%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b) *		1,813,527	0.49%	12/31/2015
KKR 2006 Fund (GDG) L.P. (b)		2,396,587	0.65%	12/31/2015
KKR 2006 Fund (Overseas) L.P.		4,964,700	1.35%	12/31/2015
KKR Asian Fund L.P.		4,805,163	1.31%	12/29/2016
KKR Asian Fund (Ireland) I L.P. *		186,738	0.05%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *		605,195	0.17%	12/29/2016
KKR Asian Fund II Private Investors Offshore L.P. *		4,011,515	1.09%	9/29/2017
KKR Blue Co-Invest L.P. *		2,636,103	0.72%	3/1/2016
KKR Element Co-Invest L.P. *		7,734,983	2.11%	8/12/2016
KKR European Fund III, L.P.		19,098,900	5.21%	12/31/2015
KKR European Fund IV, L.P.		3,677,072	1.00%	12/17/2015
KKR Gaudi Investors L.P. *		9,227,414	2.52%	5/4/2017
KKR Lending Partners II L.P. (b) *		8,351,260	2.28%	3/31/2017
KKR North America Fund XI L.P. (b)		34,845,333	9.51%	10/29/2015
KKR North America Fund XI (Buckeye) L.P. *		234,753	0.06%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b) *		1,752,880	0.48%	10/29/2015
KKR North America Fund XI (Sage) L.P. (b) *		405,690	0.11%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *		1,223,125	0.33%	10/29/2015
Oak Hill Capital Partners III (AIV I), L.P. *		177,512	0.05%	3/16/2017
Oak Hill Capital Partners III, L.P.		2,826,307	0.77%	3/16/2017
Oak Hill Captial Partners IV (Offshore), L.P. *		42,643	0.01%	4/1/2017
Oak Hill Special Opportunities Fund, L.P. *		34,613	0.01%	3/16/2017
Oak Hill Special Capital Partners IV, L.P. *		35,613	0.01%	4/1/2017
OHCP III BC COI, L.P.		2,682,728	0.73%	8/25/2016
Orchid Asia III, L.P.		1,862,271	0.51%	8/25/2016
Uno Co-Invest L.P. *		15,003,000	4.10%	6/7/2017
SFC ENERGY PARTNERS I-A L.P. (b) *		3,915,288	1.08%	9/29/2017
Warburg Pincus XI (Asia), L.P. *		9,950,400	2.72%	9/29/2017
TOTAL PRIVATE EQUITY	$164,471,086	$177,813,051	48.52%

DIRECT INVESTMENT (a) - 0.54%
Salient Solutions LLC *(c) (d)	$1,057,149	$1,992,969	0.54%

SHORT TERM INVESTMENT - 16.24%
United States Treasury Bill 0.83% 12/7/2017	$59,619,000	$59,527,460	16.24%

TOTAL INVESTMENTS - 65.30% (Cost - $225,147,235) (e)		$239,333,480
OTHER ASSETS LESS LIABILITIES - 34.70%		127,184,543
NET ASSETS - 100.00%		$366,518,023

^	Through its holding of New Omaha Holdings L.P., the security holds $16,320,085 or 4.5% of the Fund’s net assets.

*	Non-income producing.

(a)	Securities are restricted to resale.

(b)	All or part of these investments are holdings of AKCF LLC - Series A.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).

(d)	This investment is considered as a restricted security pursuant to Section 12.12 of Regulation S-X. The Fund purchased this investment at the cost of $1,057,149 on February 10, 2016.

(e)	The fair value of total investments consists of the following:

Private Equity	$177,813,051
Direct Investment	1,992,969
Short Term Investment	59,527,460
Total Investments	$239,333,480

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2017

ASSETS
Investment securities:
Investments at cost	$225,147,235
Investments at fair value	$239,333,480
Cash	149,232,703
Prepaid expenses and other assets	62,897
TOTAL ASSETS	388,629,080

LIABILITIES
Payable for fund shares repurchased	5,197,835
Subscriptions received in advance	1,847,856
Payable for securities purchased	13,094,960
Payable due to Adviser	420,179
Distribution and servicing fees payable to Distributor	143,205
Other related parties payable	71,446
Line of credit fees payable	47,373
Accrued expenses and other liabilities	1,288,203
TOTAL LIABILITIES	22,111,057
Commitments and contingencies (See Note 7)
NET ASSETS	$366,518,023

Composition of Net Assets:
Paid in capital	$338,493,679
Accumulated net investment loss	(3,160,545)
Accumulated undistributed net realized gain on investment	17,985,848
Net unrealized appreciation of investments	13,199,041
NET ASSETS	$366,518,023

Class A Shares:
Net Assets	$285,765,959
Shares of beneficial interest outstanding [$0 par value]	20,493,041
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$13.94
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%)	$14.45

Class I Shares:
Net Assets	$80,752,064
Shares of beneficial interest outstanding [$0 par value]	2,733,423
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$29.54

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2017

INVESTMENT INCOME
Dividends	$763,573
Interest income	400,727
TOTAL INVESTMENT INCOME	1,164,300

EXPENSES
Management fees	1,905,890
Distribution and servicing fees:
Class A	747,726
Professional fees	286,726
Administrative services fees	101,724
Transfer agent fees	48,671
Trustees fees and expenses	33,041
Printing and postage expenses	29,521
Line of credit fees	25,068
Accounting services fees	24,312
Custodian fees	6,311
Other expenses	41,099
TOTAL EXPENSES	3,250,089
Expenses recapture	373,878
NET EXPENSES	3,623,967

NET INVESTMENT LOSS	(2,459,667)

NET REALIZED AND UNREALIZED GAIN ON OPERATIONS
Capital gain distributions from underlying investments	15,639,850
Net change in unrealized appreciation on investments	2,869,885
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	18,509,735

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,050,068

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	September 30, 2017	March 31, 2017
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(2,459,667)	$(1,167,040)
Capital gain distributions from underlying investments	15,639,850	13,996,541
Net change in unrealized appreciation on investments	2,869,885	5,362,835
Net increase in net assets resulting from operations	16,050,068	18,192,336

DISTRIBUTIONS TO MEMBERS
From net realized gains
Class A	(3,034,403)	(6,332,818)
Class I	(801,444)	(1,797,947)
Total distributions to members	(3,835,847)	(8,130,765)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	88,399,073	79,177,442
Class I	23,101,107	46,216,515
Transfer of shares: (2)
Class A	—	96,114,784
Class I	—	(96,114,784)
Reinvestment of distributions
Class A	2,988,272	6,278,662
Class I	791,943	1,777,231
Redemption of units
Class A	(4,478,369)	—
Class I	(719,466)	—
Total Increase in Net Assets from Shares of Beneficial Interest	110,082,560	133,449,850

NET INCREASE IN SHARES OF BENEFICIAL INTEREST	122,296,781	143,511,421

NET ASSETS
Beginning of Year/Period	244,221,242	100,709,821
End of Year/Period *	$366,518,023	$244,221,242
* Includes accumulated net investment loss of:	$(3,160,545)	$(700,878)

SHARE ACTIVITY
Class A: (1)
Shares Sold	6,485,420	5,998,714
Shares Transfer (2)	—	7,622,659
Shares Reinvested	222,295	485,213
Shares Redeemed	(321,260)	—
Net increase in shares outstanding	6,386,455	14,106,586

Class I:
Shares Sold	798,517	1,706,846
Shares Transfer (2)	—	(3,631,084)
Shares Reinvested	27,865	65,219
Shares Redeemed	(24,356)	—
Net increase (decrease) in shares outstanding	802,026	(1,859,019)

(1)	Class A commenced operation on June 1, 2016 with the reorganization of the master/feeder structure.

(2)	The KKR Master-Feeder Structure was reorganized on June 1, 2016. The proportionate assets held at the Feeder were comprised of an investment in the Master of $96,114,784 and cash of $1,118,657. These assets were used to purchase newly created Class A shares of beneficial interest (7,711,371 shares issued) at a NAV of $12.61 per share.

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended September 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in net assets resulting from operations	$16,050,068
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(32,265,756)
Purchase of short-term investments	(250,027)
Net change in unrealized appreciation on investments	(2,869,885)
Increase in payable for securities purchased	6,991,508
Decrease in payable due to Adviser	(132,745)
Increase in prepaid expenses and other assets	(730)
Increase in accrued expenses and other liabilities	228,358
Increase in line of credit fees payable	10,902
Increase in other related parties payable	39,770
Decrease in distribution and servicing fees payable to Distributor	(34,528)
Net Cash Used in Operating Activities	(12,233,065)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Units issued, including subscriptions received in advance	93,041,716
Cash dividends and distributions paid to Members	(55,632)
Net Cash Provided by Financing Activities	92,986,084

NET INCREASE IN CASH	80,753,019
CASH - BEGINNING OF PERIOD	68,479,684
CASH - END OF PERIOD	$149,232,703

Non-cash financing activities not included herein consisted of reinvestment of distributions of $3,780,215

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A		Class I (2)
	Six Months Ended	Period Ended	Six Months Ended	Year Ended	Period Ended
	September 30, 2017 (1)	March 31, 2017 (1)	September 30, 2017	March 31, 2017	March 31, 2016
	(Unaudited)		(Unaudited)
Net asset value, beginning of year/period	$13.43	$12.61	$28.36	$26.57	$25.00
Gain (Loss) from investment operations:
Net investment income (loss) (3)	(0.12)	(0.11)	(0.15)	(0.01)	0.05
Net realized and unrealized gain on investments	0.80	1.50	1.69	3.00	1.52
Net increase in net assets resulting from operations	0.68	1.39	1.54	2.99	1.57
Less distributions from:
Net realized gains	(0.17)	(0.57)	(0.36)	(1.20)	—
Total distributions	(0.17)	(0.57)	(0.36)	(1.20)	—
Net asset value, end of year/period	$13.94	$13.43	$29.54	$28.36	$26.57
Total return (4,5)	5.08%	11.19%	5.44%	11.43%	6.28%
Net assets, at end of year/period (000s)	$285,766	$189,454	$80,752	$54,767	$100,710
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	2.19%	2.47%	1.58%	2.77%	2.42%
Ratio of net expenses to average net assets (7)	2.44%	2.47%	1.77%	1.83%	1.61%
Ratio of net investment income (loss) to average net assets (7)	(1.70)%	(0.97)%	(1.04)%	(0.05)%	0.32%
Portfolio Turnover Rate (5)	0%	0%	0%	0%	0%

(1)	Class A commenced operation on June 1,2016 with the reorganization of the master/feeder structure.

(2)	The Fund commenced operations on July 31, 2015, existing shares were reclassified to Class I Shares on June 1, 2016. See note 1 in the notes to consolidated financial statements.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
September 30, 2017

1.	ORGANIZATION

Altegris KKR Commitments Master Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on April 22, 2014. The Fund commenced operations as the “master fund” in a “master/feeder structure” on July 31, 2015.

Altegris Advisors, L.L.C., (the ’‘Adviser’’) serves as the Fund’s investment adviser. StepStone Group LP serves as the Fund’s sub-advisor (the “Sub-Adviser”).

The Fund was reorganized from a “master/feeder” structure as of June 1, 2016 and currently offers two separate classes of shares of beneficial interest designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads. Prior to June 1, 2016, the Altegris KKR Commitments Fund (the “Feeder”) operated as a separate non-diversified, closed-end management investment company that invested substantially all of its assets in the Fund. On June 1, 2016, the Feeder’s interest in the Fund was reclassified as Class A shares of beneficial interest (7,711,371.28 shares issued) at an NAV of $12.61 per share. These Class A shares were distributed to the Feeder’s shareholders in exchange for the Feeder’s outstanding common shares in complete liquidation of the Feeder. All other existing shares of the Fund (reflecting net assets of $26,851,478) were reclassified as Class I shares (1,014,544 shares issued) at an NAV of $26.47 per share.

The minimum investment for an investor in the Fund is $25,000. Class A Shares are offered at NAV plus a maximum sales charge of 3.50%. Class I Shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund intends to allocate at least 80% of its assets to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. L.P. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Investment Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities”) presented by such Investment Funds or by KKR. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AKCF LLC Series A (“AKCF”), a limited liability company in which the Fund invests. AKCF is a wholly-owned subsidiary; therefore all inter-company accounts and transactions have been eliminated.

A summary of the Fund’s investment in AKCF is as follows:

	Inception Date of	AKCF Net Assets at	% of Total Net Assets at
	AKCF	September 30, 2017	September 30, 2017
AKCF	09/18/15	$26,651,214	7.27%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

amounts of income and expenses for the six months then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation –The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds and Co-Investment Opportunities. These valuation procedures, which have been approved by the Board of Trustees of the Fund, provide that the valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. Such valuation provided by the Investment Manager is unaudited during the six months ended September 30, 2017. The Fund will generally rely on such valuations, which are provided on a quarterly basis, even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the underlying Investment Funds will typically provide the Adviser with only estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund provides valuation and issues Shares on a monthly basis.

The Adviser is responsible for the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, the Sub-Adviser and representatives from Gemini Fund Services, LLC (“GFS”). The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policy and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Fund’s assets and liabilities measured at fair value:

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Investments
Private Equity	$—	$—	$—	$177,813,051	$177,813,051
Direct Investment	—	—	1,992,969	—	1,992,969
US Government and Notes	59,527,460	—	—	—	59,527,460
Total Investments:	$59,527,460	$—	$1,992,969	$177,813,051	$239,333,480

*	Refer to the Portfolio of Investments for industry classification.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Beginning Balance	$1,904,187
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	88,782
Cost of purchases	—
Proceeds from sales and principal paydowns	—
Ending Balance	$1,992,969

The inputs used to value the Level 3 security are derived from valuations of the Level 3 security prepared by a fund in which the Fund is also invested in (the “Invested Fund”).

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investment is calculated by adjusting its initial cost basis by the change in unrealized appreciation (depreciation) as reflected in the Invested Fund’s valuations of the Level 3 security. The Invested Fund’s valuations of the Level 3 security are primarily based on an evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections. The Invested Fund has a valuation committee that is responsible for reviewing and approving valuations. The Invested Fund’s valuation committee may at its discretion employ third party valuation firms as appropriate.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation procedures that the private equity is not being reported at fair value.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

A listing of the private equity held by the Fund and their attributes, as of September 30, 2017, that qualify for these valuations are shown in the table below:

						Notice	Redemption
Investment			Unfunded	Remaining	Redemption	Period (In	restrictions
Category	Investment Strategy	Fair Value	Commitments	Life	Frequency *	Days)	Terms **

Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$168,385,111	$167,674,573	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$1,076,680	$133,174	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Private Equity - Other	Infrastructure, Real Estate, Energy and Direct Lending/Mezzanine, Private Equity Fund of Funds	$8,351,260	$1,673,890	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

Direct Investment - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$1,992,969	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

*	The information summarized in the table above represent the general terms for the specified asset class. Individual investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years ended September 30, 2015 and September 30, 2016 and expected to be taken on the Fund’s September 30, 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

AKCF is a domestic limited liability company that has elected to be treated as a corporation and will be separately subject to U.S. federal and state income taxes. As of the date of this reporting period, there is no tax liability and therefore no provision for income taxes is required. Management of AKCF has concluded that there is no material tax liability for current open tax years that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Reclassification – Certain prior year amounts have been adjusted to conform to the current period presentation.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the six months ended September 30, 2017, cost of purchases other than short-term investments amounted to $32,265,756.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interest in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.10% (1.20% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset-based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund. The Adviser pays the Sub-Adviser a monthly fee of 0.030833% (0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds and Co-Investment Opportunities. Pursuant to the agreement, the Fund incurred $1,905,890 in Management Fee for the six months ended September 30, 2017 which is included in the consolidated statement of operations. As of September 30, 2017, payable due to Adviser includes a $372,231 Management Fee payable.

The Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund for the period from August 1, 2017 through September 1, 2018 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I Shares, respectively. During the period from June 1, 2016 to July 31, 2017, the “Specified Expenses” borne by the Fund in respect of Class A and Class I Shares were not to exceed 0.65% per annum of the Class A Shares and 0.55% per annum of the Class I Shares. Prior to June 1, 2016, the “Specified Expenses” were not to exceed 0.55% per annum of the Fund’s net assets. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of Shares; (v) taxes; and (vi) extraordinary expenses. The Adviser may extend the Limitation Period for the Fund on an annual basis. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser bears Specified Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the Feeder, a feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance of Class A Shares, and not reimbursed by the Feeder to the Adviser. For the Six Months ended September 30, 2017, the Fund reimbursed Excess Expenses paid by the Adviser in the amount of $373,878 which is included in the consolidated statement of operations. Cumulative Excess Expenses paid by the Adviser are subject to the aforementioned conditions and will expire in the following years:

	Class A	Class I	Total
Excess Expenses paid by the Advser and eligible for recapture (to be expired by March 31, 2019)	$—	$303,417	$303,417
Excess Expenses paid by the Advser and eligible for recapture (to be expired by March 31, 2020)	207,648	192,447	400,095
Excess Expenses paid by the Advser and eligible for recapture as of September 30, 2017	$207,648	$495,864	$703,512

As of September 30, 2017, payable due to Adviser includes $37,443 recapture of the Excess Expenses paid by the Adviser on Class A Shares and $10,505 recapture on the Excess Expenses paid by the Adviser for Class I Shares.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund will pay a monthly fee out of the net assets of Class A Shares at the annual rate of 0.60% of the aggregate net asset value of the Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares)(the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid to Altegris Investments, LLC as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I Shares are not subject to the Distribution and Servicing Fee. During the six months ended September 30, 2017, pursuant to the Plan, Class A shares incurred $747,726 in Distribution and Servicing Fees which are included in the consolidated statement of operations. As of September 30, 2017, distribution and servicing fees payable to Distributor is $143,205.

Effective September 1, 2017, the Board of the Fund approved an arrangement whereby the Fund will reimburse the Adviser for certain sub-accounting and sub-transfer agency fees. During the six months ended September 30, 2017, the Fund incurred $36,150 of expenses pursuant to this arrangement which are recorded in transfer agent fees in the consolidated statement of operations.

Gemini Fund Services, LLC

GFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. For the Six Months ended September 30, 2017, the Fund incurred $101,724 administrative service fees, $48,671 transfer agent fees, and $24,312 fund accounting fees which are included in the consolidated statement of operations. As of September 30, 2017, other related parties payable includes a payable of $71,446 due to GFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. For the six months ended September 30, 2017, the fund incurred $16,044 in NLCS customary fees which are included in other expenses on the consolidated statement of operations. As of September 30, 2017, the amount due to NLCS is $0.

Blu Giant, LLC (“Blu Giant”), a related party of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the six months ended September 30, 2017, the fund incurred $29,521 of printing and postage expenses which are included in the consolidated statement of operations. As of September 30, 2017, the amount due to Blue Giant is $0.

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. Any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any such Shares repurchased by the Fund that were held for less than one year. There is no minimum amount of Shares which must be repurchased in any repurchase offer. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. For the quarter ended September 30, 2017, the Fund repurchased Class A and Class I shares from Shareholders totaling $5,197,835.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

6.	TAX COMPONENTS OF CAPITAL

The Fund’s tax year end is September 30, 2016, as such, the information in this section is as of the Fund’s tax year end. The Fund did not have distributions for the tax years ended September 30, 2016 or September 30, 2015.

As of September 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss		Total
Ordinary	Long-Term	Carry	Book/Tax	and	Unrealized	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	Appreciation	Earnings
$—	$76,426	$—	$(159,514)	$(1,553,233)	$17,019,971	$15,383,650

The difference between book basis and tax basis accumulated ordinary income/ (loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships.

Late year losses incurred after December 31 within the tax year end are deemed to arise on the first business day of the following tax year. The Fund incurred and elected to defer such late year losses of $1,553,233.

Permanent book and tax differences, primarily attributable to non-deductible expenses, resulted in reclassification for the tax year ended September 30, 2016 as follows:

		Accumulated
	Undistributed Net	Net Realized
Paid In Capital	Investment Income	Gains
$(399,029)	$322,603	$76,426

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2016 (the underling investment Funds’ year-end); therefore, the tax basis of investments for 2016 will not be finalized by the Fund until after the fiscal year end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On July 15, 2016, Lloyds Bank PLC (the “Lender) issued a line of credit up to $7.5 million to the Fund (the “Borrower”) with a maturity date of July 15, 2017 under a revolving credit agreement. The Borrower renewed this line of credit and extended the maturity date to July 16, 2018. The proceeds of the loans and the letter of credit shall be used solely for the purposes expressly permitted under the constituent documents of the Borrower. The line of credit was unused during the six months ended September 30, 2017. The cost for the unused line of credit was 0.50 % annum until July 15, 2017 then it was increased to 0.85% per annum in connection with the renewal of this line of credit. For the six months ended September 30, 2017 the Fund incurred $25,068 in unused commitment fees as well as other administrative fees which are included as line of credit fees in the consolidated statement of operations. The line of credit fees payable as of September 30, 2017 is $47,373 which is included in the consolidated statement of assets and liabilities.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2017

Unfunded Commitments

As of September 30, 2017, the Fund had total unfunded commitments of $169,481,637 which consist of $167,674,573 private equity-buyout, $133,174 private equity-growth equity, and $1,673,890 private equity-other.

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

Approval of Investment Advisory and Sub-Advisory Agreements

At a meeting held on June 21, 2017 (the “Meeting”), the Board of Trustees (the “Board”) of Altegris KKR Commitments Master Fund (the “Master Fund”), including each of the trustees that are not “interested persons” of the Master Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the annual approval of the investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Adviser”) and the Master Fund and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between Altegris and StepStone Group LP (“StepStone” or the “Sub-Adviser”).

In connection with the Board’s consideration of each of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s and Sub-Adviser’s investment management personnel; (b) an overview of the Adviser’s and Sub-Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee, sub-advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from each of the Adviser’s and Sub-Adviser’s fund-related operations; (e) the compliance policies and procedures of each of the Adviser and Sub-Adviser, including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Master Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser and other accounts and private funds advised by the Sub-Adviser.

Matters considered by the Board in connection with its approval of each of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by each of Altegris and StepStone related to the Advisory Agreement and Sub-Advisory Agreement on behalf of the Fund, respectively, including the Advisory Agreement and Sub-Advisory Agreement, each of Altegris’ and Stepstone’s Forms ADV, a description of the manner in which investment decisions are made and executed, including best execution, the allocation of responsibilities between Altegris and StepStone, a review of the professional personnel of each of Altegris and StepStone that perform services for the Fund and a certification from each firm certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

In reaching their conclusions, the Trustees considered that Altegris has served as the Fund’s investment adviser, and in that role has provided the Fund with support in all areas of its operations, including research, compliance, legal support, administrative functions and marketing support. The Trustees considered the recent significant changes in Altegris’ executive

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

management and staffing, finding that Altegris continued to be staffed by qualified employees and continued to be focused on the development and management of various alternative investment strategies. The Trustees also considered Altegris’ policies and procedures in the areas of compliance, business continuity and cybersecurity and found Altegris’ practices to be reasonable. The Trustees considered that Altegris appeared to have the skills, sophistication and experience to operate the Fund and continue to oversee StepStone. The Trustees then concluded that Altegris had the sufficient quality and depth of personnel, resources, and compliance policies and procedures to perform its duties under the Advisory Agreement.

With respect to StepStone, the Trustees considered the size, organizational structure and experience of the Sub-Adviser in managing private equity fund assets, noting that StepStone oversees over $110 billion in private capital allocations and approximately $30 billion in assets under management and continues to grow, noting certain initiatives and acquisitions that have provided StepStone with further expertise in certain areas, including private debt and real estate. The Trustees considered StepStone’s role in making investment recommendations to Altegris and reviewed StepStone due diligence, analysis and investment process with respect to both secondary market investments and co-investment opportunities. The Trustees also considered StepStone’s capabilities with respect to risk management, its compliance functions, and its policies and procedures in the areas of business continuity and cybersecurity, and concluded that StepStone employed qualified personnel with a strong emphasis on compliance and risk controls. The Trustees concluded that StepStone had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the portfolio management services provided by StepStone to the Fund was appropriate.

Performance. The Trustees considered the Fund’s performance for the one year period ended December 31, 2016 as compared to the Fund’s primary and secondary benchmark indexes, the S&P 500 Total Return Index and the MSCI World Total Return Index. They noted that the primary benchmark index reflected the broad-based returns of public equity companies, and found that the Fund’s performance was approximately the same as the S&P 500 Total Return Index and outperformed the MSCI World Total Return Index. The Trustees noted that there was no applicable Morningstar category against which to compare the Fund. The Trustees also took into account the performance of certain other alternative strategy mutual funds advised by Altegris, and found that Altegris’ overall performance was generally in the range of acceptable performance returns. The Trustees concluded that based on the performance of the Fund and the returns of Altegris’ other accounts, Altegris and StepStone’s performance was satisfactory and indicated each firm had the ability to provide an acceptable level of investment returns for the Fund and its shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized, the Trustees considered a comparison prepared by Altegris of the Fund’s advisory fees and net expenses to those of a peer group with similar investment objectives and strategies selected by Altegris, as reflected in the Board Materials. The Trustees considered that Altegris charged an advisory fee of 1.20% of the Fund’s average net assets, which was lower than the mean of the

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

peer group and equal to the other lowest fee in the peer group. The Trustees also considered the Fund’s net expense ratio (Class I shares) as compared to the peer group and noted that the Fund’s 2.12% expense ratio was lower than the mean of the peer group.

The Trustees also considered the allocation of the advisory fee between Altegris and StepStone, whereby Altegris received an advisory fee of 1.20% on an annualized basis and StepStone received from Altegris a sub-advisory fee of 0.375% of invested assets on an annualized basis. The Trustees considered the services rendered to the Fund by each of Altegris and StepStone and determined that Altegris bears the costs of the operation, management and oversight of the Fund and StepStone’s primary function was to prepare and make investment recommendations to Altegris, and determined that the allocation of the advisory fee between the advisor and sub-advisor was reasonable. The Trustees considered the overall levels of skill, experience and sophistication of each of Altegris and StepStone in executing the Fund’s investment strategy and concluded that each of the contractual advisory and sub-advisory fees was reasonable and that the Fund’s overall expense ratio was acceptable.

Profitability. The Trustees considered each of Altegris’ and StepStone’s profitability and whether these profits were reasonable in light of the services provided to the Fund. With respect to Altegris, the Trustees reviewed a profitability analysis prepared by Altegris and found that Altegris had begun to realize a net profit in connection with its relationship with the Fund after all expenses were taken into account and that such net profit did not appear to be excessive. With respect to StepStone, the Trustees reviewed a profitability analysis prepared by StepStone reflecting the gross fees earned by StepStone during the term of the Sub-Advisory Agreement as compared to StepStone’s allocable expenses of servicing the Fund, and found the net profits were reasonable. The Trustees concluded that each of Altegris’ and StepStone’s level of profitability from their respective relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of the Fund and whether there was potential for realization of any further economies of scale. The Trustees concluded that given the current and expected size of the Fund that economies of scale were not a relevant consideration at this time. The Trustees considered that they would revisit whether economies of scale exist in the future once the Fund achieved sufficient scale.

Other Benefits. The Trustees considered the character and amount of other direct and incidental benefits to be received by each of Altegris and StepStone from their association with the Fund. The Board noted Altegris’ affiliated broker-dealer, Altegris Investments, Inc., was the Fund’s principal underwriter and was involved in some direct sales of the Fund.

Conclusion. The Chairman reported that the Trustees, having requested and received such information from each of Altegris and StepStone as they believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of each of the Advisory Agreement and Sub-Advisory Agreement for an additional term is in the best interests of the Fund and its shareholders. In considering the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any one factor as all important and each Trustee may have considered different factors as more important.

PRIVACY NOTICE

What does Altegris KKR Commitments Master Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         Account transactions and transaction history

●         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes To offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	NO	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account or deposit money

●     Direct us to buy securities or direct us to sell your securities

●     Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Altegris KKR Commitments Master Fund

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 12/4/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 12/4/17

By (Signature and Title)

/s/Beth Strong

Beth Strong, Treasurer/Principal Financial Officer

Date 12/4/17